RIVERNORTH MARKETPLACE LENDING CORPORATION

(Ticker Symbols RMPLX and RMPL)

July 16, 2018

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION DATED

October 6, 2017

The RiverNorth Marketplace Lending Corporation Adds Co-Portfolio Manager

Effective May 15, 2018 Andrew Kerai became a co-portfolio manager for the fund. Accordingly, the Fund prospectus and statement of additional information sections entitled “Portfolio Management” is revised to include the following:

Philip K. Bartow, Patrick W. Galley and Andrew Kerai are responsible for implementing portfolio management decisions for the Fund.

Andrew Kerai is a co-portfolio manager of the Fund. Mr. Kerai joined RiverNorth in 2015 and serves as a Senior Credit Strategist for the Adviser. Andrew analyzes credit performance and portfolio positioning within the marketplace lending strategy. Prior to joining RiverNorth, Mr. Kerai was a portfolio manager of an actively managed open-end mutual fund which invested in the equity securities of publicly-traded credit-focused investment funds, including business development companies (BDCs). Andrew was also an equity research analyst covering consumer and commercial lenders, credit card issuers, middle market commercial lenders, debt recovery companies and business development companies. He began his investment career as a portfolio analyst within high yield bonds and leveraged loans at Prudential Investments. Andrew graduated Summa Cum Laude from American University with a dual major in international finance and accounting. He has received the Chartered Financial Analyst (CFA) designation.

The Fund’s Statement of Additional Information section entitled “Compensation of Portfolio Managers” is revised to include the following:

Mr. Bartow’s, Mr. Galley’s and Mr. Kerai’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley may include compensation based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Adviser’s business as a whole. Mr. Bartow, Mr. Galley and Mr. Kerai also participate in a 401K program on the same basis as other employees of the Adviser.

The Fund’s Statement of Additional Information section entitled “Portfolio Manager Ownership of Fund Shares” is revised as follows:

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as May 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities Held in the Fund
Philip K. Bartow	$50,001 - $100,000
Patrick W. Galley	Over $1,000,000
Andrew Kerai	$10,001-$50,000

The Fund’s Statement of Additional Information section entitled “Other Accounts Managed” is revised to add the following:

Portfolio Manager	Registered Investment Companies (Other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Vehicles	Other Pooled Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Andrew Kerai	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 1 Assets: $33 million	Number: 1 Assets: $33 million	Number: 0 Assets: $0	Number: 0 Assets: $0

Lastly, the following paragraph related to the Adviser’s ability to pay third-parties who recommend the purchase of the Fund’s shares is added to the Prospectus:

Payments to Third Parties. The Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other intermediaries for the purpose of introducing other intermediaries and investors to the Fund. Such payments by the Adviser may vary in frequency and amount. The payments may be based on the amount invested in the Fund or the NAV of the Fund as determined by the Adviser. The amount of these payments may be substantial and could create a conflict of interest between the intermediary receiving payments and the investor.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.